MUNIHOLDINGS
FLORIDA INSURED
FUND V



FUND LOGO



Semi-Annual Report

November 30, 2000



MuniHoldings Florida Insured Fund V seeks to provide shareholders with current income exempt from Federal income tax and the opportunity to own shares whose value is exempt from Florida intangible personal property tax by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and which enable shares of the Fund to be exempt from Florida intangible personal property tax.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Florida Insured Fund V for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings Florida
Insured Fund V
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIHOLDINGS FLORIDA INSURED FUND V



The Benefits and
Risks of
Leveraging


MuniHoldings Florida Insured Fund V utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the American Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


MuniHoldings Florida Insured Fund V, November 30, 2000


DEAR SHAREHOLDER

For the six months ended November 30, 2000, the Common Shares of MuniHoldings Florida Insured Fund V earned $0.398 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.47%, based on a month-end net asset value of $14.52 per share. Over the same period, the total investment return on the Fund's Common Shares was +12.68%, based on a change in per share net asset value from $13.29 to $14.52, and assuming reinvestment of $0.402 per share income dividends.

For the six-month period ended November 30, 2000, the Fund's Auction Market Preferred Shares had an average yield of 4.14%.


The Municipal Market Environment
During the six months ended November 30, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Revised third-quarter 2000 US gross domestic product growth was 2.4%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggested to some analysts that the Federal Reserve Board was finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has kept monetary policy steady at its subsequent meetings. (After the close of the period, the Federal Reserve Board cut interest rates by 0.50%.) Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%.

However, during September and early October, bond prices were unable to maintain their earlier gains. Rising oil prices were the major impetus, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%--8.50% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. By early October 2000, US Treasury bond yields had risen to 5.90%.

Declining oil prices and, more importantly, a dramatic decline in USequity prices, particulary among NASDAQ issues, allowed the bond rally to resume in late October. Bond yields declined for the remainder of the period as further evidence of a moderating domestic economy were released. In particular, labor conditions appeared to have loosened as weekly unemployment claims rose consistently during the month. A further series of significant declines on various
US equity exchanges also caused bond prices to rise. By November 30, 2000, US Treasury bond yields declined to 5.61%, their lowest level for the year.

The six-month period ended November 30, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of November 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 45 basis points to end the period at 5.74%.

New long-term municipal bond issuance has continued to decline, although in recent months the rate of this decline has slowed. Over the past three months, more than $50 billion in new long-term municipal bonds was issued, a decline of 8.5% compared to the same three-month period in 1999. During the last six months, approximately $106 billion in tax-exempt bonds was issued, representing a similar decline of 8.5%. Approximately $195 billion in new municipal securities was issued during the last 12 months, a decline of 16% compared to the same 12-month period in 1999. This reduction in tax-exempt bond issuance helped provide a solid technical support for the municipal bond market.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year. Recently, research analysts suggested that issuance in 2001 is likely to be in the $200 billion range, which implies that next year's issuance is unlikely to exert any significant pressure on the tax-exempt bond market.

However, the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by President-elect Bush have obvious implications for state and local governments as well as for corporate and individual taxpayers. Recent congressional elections resulted in very narrow majorities in both the House and the Senate, making significant legislative changes difficult in the coming session. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.


Portfolio Strategy
During the six-month period ended November 30, 2000, we gradually adopted a more market-neutral position and in early July took advantage of the strong seasonal demand for Florida municipal bonds by selling lower-rated issues at attractive price levels. We kept the Fund fully invested to help us continue to deliver a high level of tax-exempt income to our shareholders. During August and September, the proceeds from the sale of lower-rated issues were used to structure the portfolio with higher-couponed securities, with maturities of 15 years - 20 years, when market conditions in the new-issue market were more favorable. These higher-couponed securities captured approximately 95% of the yield available in the yield curve and exhibited considerably less price volatility than longer-maturity issues. However, tax-exempt bond prices rose, causing the Fund to become overly defensive as many of its holdings had appreciated to the extent that any subsequent market gains were limited. To maintain the Fund's market-neutral position, we added more interest rate-sensitive issues in October and November.

Looking forward, we expect to continue to restructure the Fund to limit any net asset volatility and remain fully invested as we seek to enhance shareholder income. The strong technical position of the Florida short-term tax-exempt market has fostered a positively sloped yield curve, generating a very significant income benefit to the Fund's Common Shareholder from leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
On September 7, 2000, the Fund's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings Florida Insured Fund would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniHoldings Florida Insured Fund. These Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by Fund Asset Management, L.P.

We appreciate your investment in MuniHoldings Florida
Insured Fund V.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and Portfolio Manager



January 5, 2001





MuniHoldings Florida Insured Fund V, November 30, 2000


SCHEDULE OF INVESTMENTS                                                                               (in Thousands)
                S&P        Moody's  Face
STATE          Ratings    Ratings  Amount    Issue                                                            Value
Florida--92.1%   NR*       Aaa    $   500    Bay County, Florida, School Board, COP, 5% due 7/01/2023 (a)     $    467

                 NR*       Aaa      1,200    Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds
                                             (Multi-County Program), AMT, 6.30% due 3/01/2020 (d)                1,254

                 NR*       Aaa      1,825    Clay County, Florida, HFA, S/F Mortgage Revenue
                                             Bonds, AMT, 6.55% due 3/01/2028 (c)(f)                              1,900

                 AAA       NR*      2,000    Dade County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                             AMT, 6.70% due 4/01/2028 (d)                                        2,104

                 A1+       VMIG1++    200    Dade County, Florida, IDA, Exempt Facilities Revenue
                                             Refunding Bonds (Florida Power and Light Co.), VRDN,
                                             4.10% due 6/01/2021 (h)                                               200

                 NR*       Aaa      2,700    Duval County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                             AMT, 6.30% due 10/01/2029 (d)(g)                                    2,806

                 NR*       Aaa      3,750    Escambia County, Florida, HFA, S/F Mortgage Revenue
                                             Refunding Bonds (Multi-County Program), AMT, Series A,
                                             6.30% due 10/01/2020 (c)(g)                                         3,919

                 NR*       Aaa      2,100    Escambia County, Florida, Health Facilities Authority,
                                             Health Facility Revenue Bonds (Florida Health Care Facility
                                             Loan), 5.95% due 7/01/2020 (a)                                      2,201

                 AAA       Aaa      3,225    Florida Housing Finance Corporation, Homeowner Mortgage
                                             Revenue Refunding Bonds, AMT, Series 4, 6.25%
                                             due 7/01/2022 (e)                                                   3,347

                 AAA       Aaa      2,600    Florida State Board of Education, Capital Outlay, GO,
                                             Public Education, Series C, 5.75% due 6/01/2023 (b)                 2,672

                 AAA       Aaa      3,700    Florida State Board of Education, Lottery Revenue Bonds,
                                             Series B, 6.25% due 7/01/2017 (b)                                   4,060

                 AAA       Aaa      1,080    Florida State Board of Regents, Housing Revenue Bonds
                                             (University of Florida), 6% due 7/01/2018 (b)                       1,151

                 AAA       Aaa      3,650    Florida State Turnpike Authority, Turnpike Revenue Bonds
                                             (Department of Transportation), Series A, 6.25% due
                                             7/01/2029 (b)                                                       3,956

                 AAA       Aaa      3,250    Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                                             Electric Company Project), 6.25% due 12/01/2034 (g)                 3,409

                 AAA       Aaa      4,000    Hillsborough County, Florida, School Board, COP, 6%
                                             7/01/2025 (g)                                                       4,196

                 AAA       Aaa      2,010    Jacksonville, Florida, Port Authority, Airport Revenue
                                             Bonds, AMT, Series A, 6.25% due 10/01/2024 (b)                      2,097

                 NR*       Aaa      1,470    Lee County, Florida, HFA, S/F Mortgage Revenue Bonds
                                             (Multi-County Program), Series A-1, 7.20% due 3/01/2033 (d)         1,616

                 AAA       Aaa      1,500    Miami Beach, Florida, Storm Water Revenue Bonds,
                                             5.25% due 9/01/2025 (b)                                             1,455

                 AAA       Aaa      2,000    Miami-Dade County, Florida, Educational Facilities
                                             Authority Revenue Bonds, Series A, 6% due 4/01/2023 (a)             2,114

                 AAA       Aaa      4,000    Miami-Dade County, Florida, Expressway Authority, Toll
                                             System Revenue Bonds, 6.375% due 7/01/2029 (b)                      4,385

                 AAA       Aaa      2,310    Miami-Dade County, Florida, Professional Sports Franchise
                                             Facility Tax Revenue Refunding Bonds, 5% due 10/01/2023 (g)         2,173

                 AAA       Aaa      1,000    Miami-Dade County, Florida, Water and Sewer Revenue Bonds,
                                             Series A, 5% due 10/01/2029 (b)                                       927

                 AAA       NR*      1,500    Orange County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                             AMT, 6.85% due 10/01/2027 (d)                                       1,572

                 AAA       Aaa      4,000    Orange County, Florida, Tourist Development Tax Revenue
                                             Bonds, 5.75% due 10/01/2025 (a)                                     4,091

                 AAA       Aaa      2,700    Orange County, Florida, Tourist Development Tax Revenue
                                             Refunding Bonds, 5.125% due 10/01/2021 (g)                          2,598

                 AAA       Aaa      3,000    Orlando and Orange County, Florida, Expressway Authority,
                                             Expressway Revenue Refunding Bonds, Junior Lien,
                                             5% due 7/01/2021 (b)                                                2,841

                 AAA       Aaa      2,205    Palm Beach County, Florida, School Board, COP, Series A,
                                             6.25% due 8/01/2025 (b)                                             2,387

                 NR*       Aaa      1,515    Polk County, Florida, Transit Improvement Revenue Bonds,
                                             5.25% due 12/01/2022 (e)                                            1,478

                 NR*       Aaa      2,645    Pompano Beach, Florida, Water and Sewer Revenue Bonds,
                                             6% due 7/01/2020 (b)                                                2,766

                 AAA       Aaa      1,635    Saint John's County, Florida, Sales Tax Revenue
                                             Refunding Bonds, 5% due 10/01/2019 (b)                              1,561

                 A1+       VMIG1++    700    Saint Lucie County, Florida, PCR, Refunding (Florida Power
                                             and Light Company Project), VRDN, 4.10% due 9/01/2028 (h)             700

                 AAA       Aaa      2,800    Tallahassee, Florida, Lease Revenue Bonds (Florida State
                                             University Project), Series A, 5.25% due 8/01/2023 (g)              2,727

                 AAA       Aaa      3,000    Tampa Bay, Florida, Water Utility System Revenue Bonds,
                                             6% due 10/01/2024 (b)                                               3,169

                 AAA       Aaa      3,575    Tampa-Hillsborough County, Florida, Expressway
                                             Authority Revenue Refunding Bonds, 5% due 7/01/2022 (a)             3,376

New York--0.2%   A1+       VMIG1++    200    Long Island Power Authority, New York, Electric System
                                             Revenue Bonds, VRDN, Sub-Series 5, 4% due 5/01/2033 (h)               200

Puerto           AAA       Aaa      3,000    Puerto Rico Commonwealth, GO, Public Improvement,
Rico--5.8%                                   6% due 7/01/2029 (g)                                                3,112

                 A         Baa1     2,000    Puerto Rico Commonwealth Highway and Transportation Authority,
                                             Transportation Revenue Bonds, Series B, 6% due 7/01/2026            2,065

                 Total Investments (Cost--$84,244)--98.1%                                                       87,052

                 Other Assets Less Liabilities--1.9%                                                             1,663
                                                                                                             ---------
                 Net Assets--100.0%                                                                          $  88,715
                                                                                                             =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FNMA/GNMA Collateralized.
(e)FSA Insured.
(f)GNMA Collateralized.
(g)MBIA Insured.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2000.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



Portfolio Abbreviations


To simplify the listings of MuniHoldings Florida Insured Fund V's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
PCR     Pollution Control Revenue Bonds
SF      Single-Family
VRDN    Variable Rate Demand Notes



MuniHoldings Florida Insured Fund V, November 30, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of November 30, 2000
Assets:             Investments, at value (identified cost--$84,244,248)                                    $ 87,052,117
                    Cash                                                                                          64,141
                    Interest receivable                                                                        1,707,077
                                                                                                            ------------
                    Total assets                                                                              88,823,335
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                            $     37,993
                      Investment adviser                                                         17,175           55,168
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        53,556
                                                                                                            ------------
                    Total liabilities                                                                            108,724
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 88,714,611
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized):
                      Preferred Shares, par value $.10 per share
                      (1,400 shares of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 35,000,000
                      Common Shares, par value $.10 per share (3,698,102
                      shares issued and outstanding)                                       $    369,810
                    Paid-in capital in excess of par                                         54,563,714
                    Undistributed investment income--net                                        301,205
                    Accumulated realized capital losses on investments--net                 (4,327,987)
                    Unrealized appreciation on investments--net                               2,807,869
                                                                                           ------------
                    Total--Equivalent to $14.52 net asset value per
                    Common Share (market price--$12.4375)                                                     53,714,611
                                                                                                            ------------
                    Total capital                                                                           $ 88,714,611
                                                                                                            ============

                    *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 2000
Investment          Interest and amortization of premium and discount earned                                $  2,480,275
Income:

Expenses:           Investment advisory fees                                                $   241,259
                    Commission fees                                                              43,527
                    Professional fees                                                            28,264
                    Accounting services                                                          23,783
                    Transfer agent fees                                                          14,984
                    Trustees' fees and expenses                                                  12,750
                    Printing and shareholder reports                                              8,263
                    Listing fees                                                                  3,573
                    Pricing fees                                                                  2,791
                    Custodian fees                                                                1,708
                    Other                                                                         6,080
                                                                                           ------------
                    Total expenses before reimbursement                                         386,982
                    Reimbursement of expenses                                                 (110,759)
                                                                                           ------------
                    Total expenses after reimbursement                                                           276,223
                                                                                                            ------------
                    Investment income--net                                                                     2,204,052
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                          (268,491)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                         4,841,687
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  6,777,248
                                                                                                            ============

                    See Notes to Financial Statements.


MuniHoldings Florida Insured Fund V, November 30, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six    For the Period
                                                                                          Months Ended    July 23, 1999++
                                                                                           November 30,       to May 31,
                    Increase (Decrease) in Net Assets:                                         2000              2000
Operations:         Investment income--net                                                 $  2,204,052     $  3,751,787
                    Realized loss on investments--net                                         (268,491)      (4,059,496)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          4,841,687      (2,033,818)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                           6,777,248      (2,341,527)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Shares                                                         (1,487,388)      (2,383,525)
                      Preferred Shares                                                        (727,174)      (1,056,547)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                               (2,214,562)      (3,440,072)
                                                                                           ------------     ------------

Capital Share       Net proceeds from issuance of Common Shares                                      --       55,369,350
Transactions:       Proceeds from issuance of Preferred Shares                                       --       35,000,000
                    Value of shares issued to Common Shareholders in
                    reinvestment of dividends                                                        --            2,047
                    Offering costs resulting from the issuance of Common Shares                      --        (134,648)
                    Offering and underwriting costs resulting from the
                    issuance of Preferred Shares                                                     --        (403,230)
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital
                    share transactions                                                               --       89,833,519
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              4,562,686       84,051,920
                    Beginning of period                                                      84,151,925          100,005
                                                                                           ------------     ------------
                    End of period*                                                         $ 88,714,611     $ 84,151,925
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $    301,205     $    311,715
                                                                                           ============     ============
                   ++Commencement of operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                            For the Six   For the Period
                    The following per share data and ratios have been derived              Months Ended  July 23, 1999++
                    from information provided in the financial statements.                 November 30,       to May 31,
                    Increase (Decrease) in Net Asset Value:                                     2000            2000
Per Share           Net asset value, beginning of period                                      $   13.29        $   15.00
Operating                                                                                     ---------        ---------
Performance:        Investment income--net                                                          .60             1.01
                    Realized and unrealized gain (loss) on investments--net                        1.23           (1.63)
                                                                                              ---------        ---------
                    Total from investment operations                                               1.83            (.62)
                                                                                              ---------        ---------
                    Less dividends to Common Shareholders from investment income--net             (.40)            (.64)
                                                                                              ---------        ---------
                    Capital charge resulting from issuance of Common Shares                          --            (.04)
                                                                                              ---------        ---------
                    Effect of Preferred Share activity:
                      Dividends to Preferred Shareholders:
                        Investment income--net                                                    (.20)            (.29)
                      Capital charge resulting from issuance of Preferred Shares                     --            (.12)
                                                                                              ---------        ---------
                    Total effect of Preferred Share activity                                      (.20)            (.41)
                                                                                              ---------        ---------
                    Net asset value, end of period                                            $   14.52        $   13.29
                                                                                              =========        =========
                    Market price per share, end of period                                     $ 12.4375        $ 11.8125
                                                                                              =========        =========

Total Investment    Based on market price per share                                            8.59%+++      (17.14%)+++
Return:**                                                                                     =========        =========
                    Based on net asset value per share                                        12.68%+++       (6.77%)+++
                                                                                              =========        =========

Ratios Based on     Expenses, net of reimbursement***                                            1.05%*            .75%*
Average Net Assets                                                                            =========        =========
Of Common Shares:   Total expenses***                                                            1.47%*           1.42%*
                                                                                              =========        =========
                    Total investment income--net***                                              8.37%*           8.70%*
                                                                                              =========        =========
                    Amount of dividends to Preferred Shareholders                                2.76%*           2.45%*
                                                                                              =========        =========
                    Investment income--net, to Common Shareholders                               5.61%*           6.25%*
                                                                                              =========        =========

Ratios Based        Expenses, net of reimbursement                                                .63%*            .46%*
on Total                                                                                      =========        =========
Average Net         Total expenses                                                                .88%*            .86%*
Assets:***++++++                                                                              =========        =========
                    Total investment income--net                                                 5.02%*           5.29%*
                                                                                              =========        =========

Ratios Based on     Dividends to Preferred Shareholders                                          4.14%*           3.80%*
Average Net                                                                                   =========        =========
Assets Of
Preferred Shares:

Supplemental        Net assets, net of Preferred Shares, end of period (in thousands)         $  53,715        $  49,152
Data:                                                                                         =========        =========
                    Preferred Shares outstanding, end of period (in thousands)                $  35,000        $  35,000
                                                                                              =========        =========
                    Portfolio turnover                                                           38.74%          107.02%
                                                                                              =========        =========

Leverage:           Asset coverage per $1,000                                                 $   2,535        $   2,404
                                                                                              =========        =========

Dividends           Investment income--net                                                    $     519        $     755
Per Share on                                                                                  =========        =========
Preferred Shares
Outstanding:++++


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fees. Without such a waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Shareholders.
++Commencement of operations.
++++The Fund's Preferred Shares were issued on August 16, 1999.
++++++Includes Common and Preferred Shares average net assets.
+++Aggregate total investment return.


See Notes to Financial Statements.


MuniHoldings Florida Insured Fund V, November 30, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Florida Insured Fund V (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the American Stock Exchange under the symbol FDM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the six months ended November 30, 2000, FAM earned fees of $241,259, of which $110,759 was waived.

During the period July 23, 1999 to May 31, 2000, Merrill, Lynch,
Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $262,500 in connection with the issuance of the Fund's Preferred Shares.

Accounting services were provided to the Fund by FAM.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2000 were $33,146,596 and $35,602,974, respectively.

Net realized losses for the six months ended November 30, 2000 and net unrealized gains as of November 30, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments            $   (268,491)   $ 2,807,869
                                 ------------    -----------
Total                            $   (268,491)   $ 2,807,869
                                 ============    ===========

As of November 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $2,807,869, of which $2,835,545 related to appreciated securities and $27,676 related to depreciated securities. The aggregate cost of investments at November 30, 2000 for Federal income tax purposes was $84,244,248.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended November 30, 2000 remained constant and during the period July 23, 1999 to May 31, 2000 increased by 3,691,290 from shares sold and by 145 as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at November 30, 2000 was 4.00%.

In connection with the offering of AMPS, the Board of Trustees reclassified 1,400 shares of unissued beneficial interest as AMPS.

Shares issued and outstanding during the six months ended November 30, 2000 remained constant and during the period July 23,1999 to May 31, 2000 increased by 1,400 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended November 30, 2000, MLPF&S an affiliate of FAM, earned $20,384 as commissions.


5. Capital Loss Carryforward:
At May 31, 2000, the Fund had a net capital loss carryforward of approximately $1,275,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On September 7, 2000, the Fund's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings Florida Insured Fund would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniHoldings Florida Insured Fund. These Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by FAM.


7. Subsequent Event:
On December 7, 2000, the Fund's Board of Trustees declared an ordinary income dividend to Common shareholders in the amount of $.065574 per share, payable on December 28, 2000 to shareholders of record as of December 20, 2000.


MuniHoldings Florida Insured Fund V, November 30, 2000


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of November 30, 2000 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  94.6%
A/A                                       2.3
Other++                                   1.2

++Temporary investments in short-term municipal securities.



MuniHoldings Florida Insured Fund V, November 30, 2000


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary


Arthur Zeikel, Trustee of MuniHoldings Florida Insured
Fund V has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286

AMEX Symbol
FDM